================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 24, 2003




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                             0-7885                      52-0898545
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)



================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events and Required FD Disclosure.

          Reference is made to the press release issued by the Registrant on July 24, 2003, the text of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------
99.1              Press Release dated July 24, 2003

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNIVERSAL SECURITY INSTRUMENTS, INC.
                                                     (Registrant)


Date: July 24, 2003                         By:     /s/ Stephen C. Knepper
                                               ---------------------------------
                                               Stephen C. Knepper
                                               Chief Executive Officer

                                                                     Exhibit 3.1
                                                                     -----------

                                                           For Immediate Release
                                          Contact:  Harvey Grossblatt, President
                                            Universal Security Instruments, Inc.
                                                          410-363-3000, Ext. 224
                                                                              or
                                                         Don Hunt, Brian Edwards
                                             Lambert, Edwards & Associates, Inc.
                                                                    616-233-0500


                    Universal Security Instruments Announces
                        Move To American Stock Exchange

OWINGS MILLS, MD, July 24, 2003: Universal Security  Instruments,  Inc. (OTC-BB:
USEC) today announced its common stock has been approved for listing on the American Stock Exchange (AMEX). This approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on the Exchange, and may be rescinded if the Company is not in compliance with such standards.

The Company expects its stock to begin trading on Monday, July 28, 2003, under the new ticker symbol UUU.

"We have met a major milestone for our Company and its shareholders. We believe the American Stock Exchange will provide our shareholders with an excellent trading environment on a national exchange, a platform with greater liquidity, marginability and greater transparency," said Steve Knepper, chairman of the board and chief executive officer of Universal Security Instruments, Inc.

"Our new listing is the culmination of the hard work by the men and women of Universal Security Instruments. While remaining an efficient, service-oriented and quality-driven company, our new management team has aggressively pursued the growth plan we adopted in October 2001. We will continue to utilize all opportunities and resources to maximize return for our shareholders," Knepper added.

UNIVERSAL SECURITY INSTRUMENTS, INC. (www.universalsecurity.com), founded in 1969, is a Maryland-based manufacturer and worldwide marketer of safety and security products directly and through its 50%-owned Hong Kong joint venture.

               -------------------------------------------------

Statements contained in this press release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Although UNIVERSAL SECURITY INSTRUMENTS, INC. believes that the expectations reflected in such forward-looking statements are reasonable; the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projections.




             7-A GWYNNS MILL COURT o OWINGS MILLS, MARYLAND 21117
                       USA o DIRECT DIAL: (410) 363-3000
                 Visit us on the Web! www.universalsecurity.com